MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO              ANNUAL REPORT

                                                               February 16, 1999

Dear Contract Owner,

We are pleased to present you with the first annual report for the Mitchell Hutchins Series Trust--High Income Portfolio, covering the period from commencement of operations on September 28, 1998 through December 31, 1998.

MARKET REVIEW
----------------------------------------------------------------------------

[BARS ICON]
The "flight to quality" that had dominated the bond markets in 1998 partially reversed itself toward year-end as the markets stabilized. To head off a threatening global financial crisis, the Federal Reserve cut the short-term interest rate by 0.25% in September, October and November, lowering it from 5.50% to 4.75%. Cuts in short-term rates by several European central banks in preparation for the January 1, 1999 debut of the euro currency reinforced the Federal Reserve action.

   After eight weeks of a nearly dead new-issue market (late August through mid-October), signs of life began to appear in shorter-maturity debt, and selling longer maturities became possible in issues and sectors perceived to be less risky. Investors returned to the capital markets in search of bargains, boosting the corporate and mortgage-backed sectors. In August, corporate bonds had posted their worst monthly return since 1973; in November they posted their best monthly return for the same period.

OUTLOOK

[ARROW ICON]
Fixed income investors will most likely take their 1998 experience with risk to heart and invest cautiously in 1999. Despite continuing strong U.S. economic growth and the stock market's record levels, spreads and liquidity premiums in fixed income securities remain high. Yield spreads may tighten a bit in 1999, which we believe will boost the performance of corporate bonds and mortgage securities.

   Bond market liquidity has improved but may worsen again if one or more potential problems arise: Brazil's economic condition deteriorates further, the U.S. stock market weakens or Asia's crisis spreads further. We expect the economy to grow more slowly in 1999, with inflation remaining low. We do not believe a recession is likely.

PORTFOLIO REVIEW
----------------------------------------------------------------------------

   The Portfolio commenced operations on September 28, 1998, very near the low point of the high-yield market slump. As a result, we were able to construct the Portfolio at what we believe were bargain prices. As the market began to recover the Portfolio benefited. The Portfolio's

ANNUAL REPORT

overweighting in communications (21.7%)(1) helped it as that sector outperformed the rest of the high-yield market for the period. The Portfolio returned 5.16% for the three months ended December 31, 1998, outperforming the 2.74% return of its benchmark, the CS First Boston High Yield Index.

   We expect the high-yield sector to improve over the next six months. Spreads to Treasury securities are still much wider than they were at the start of 1998, and well above their historical average of 491 basis points. (A basis point equals 1/100th of one percent.) We think spreads could tighten over the next few months on the strength of new year buying as investors rebalance portfolios.

   Since the risk premium for smaller issues has increased, security selection will become even more important than it was in 1998. The recent rally in the high-yield market has focused on an extremely narrow subset of only 77 larger issues out of more than 2,500. We believe that the rally will broaden in 1999 and include smaller issues.

TOP FIVE SECTORS(1)

-----------------------------------
Communications                21.7%
Consumer Manufacturing        13.3
General Industrial             9.9
Transportation                 8.7
Cable                          5.7
-----------------------------------

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander
MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

(1) All weightings represent percentages of portfolio assets as of December 31, 1998. The Portfolio is actively managed and all weightings are subject to change.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO              ANNUAL REPORT

PERFORMANCE AT A GLANCE
----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME PORTFOLIO AND THE CS FIRST BOSTON HIGH YIELD INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   HIGH INCOME PORTFOLIO          CS FIRST BOSTON HIGH YIELD INDEX
09/30/98                         $10,000                                   $10,000
10/31/98                         $10,083                                    $9,801
11/30/98                         $10,608                                   $10,298
12/31/98                         $10,516                                   $10,274

   The graph depicts the performance of the High Income Portfolio versus the CS First Boston High Yield Index, from September 30 through December 31, 1998. It is important to note that the High Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

TOTAL RETURN, PERIOD ENDED 12/31/98

-----------------------
Life*             5.16%
-----------------------

* Life = return since commencement of operations on 09/28/98.

   Past performance does not guarantee future performance. Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

   The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Sources: Lipper Inc. and PaineWebber Inc.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
    (000)                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------
CORPORATE BONDS--97.53%
AEROSPACE--2.04%
  $       250    Sabreliner Corporation**......         06/15/08                   11.000%    $     222,500
                                                                                              -------------
AIRLINES--1.20%
          125    Airplanes Pass-Through
                   Trust.......................         03/15/19                   10.875           131,250
                                                                                              -------------
CABLE--5.67%
          250    @Entertainment Incorporated...         07/15/08                   14.500+          110,000
          125    NTL Incorporated..............         02/15/07                   10.000           127,500
          250    RCN Corporation...............         10/15/07                   11.125+          145,000
          250    21st Century Telecom Group
                   Incorporated................         02/15/08                   12.250+          105,000
          250    UIH Australia/Pacific
                   Incorporated................         05/15/06                   14.000+          132,500
                                                                                              -------------
                                                                                                    620,000
                                                                                              -------------
COMMUNICATIONS-FIXED--18.00%
          125    Allegiance Telecom
                   Incorporated................         05/15/08                   12.875           122,500
          250    Barak ITC.....................         11/15/07                   12.500+          127,500
          250    Call-Net Enterprises
                   Incorporated................         08/15/08                    8.000           237,500
          250    Flag Limited..................         01/30/08                    8.250           245,000
          125    Global Crossing Holdings
                   Limited.....................         05/15/08                    9.625           131,250
          125    GST Equipment Funding
                   Incorporated................         05/01/07                   13.250           123,125
          250    Metromedia Fiber Network
                   Incorporated**..............         11/15/08                   10.000           256,250
          250    MetroNet Communications
                   Corporation.................         06/15/08                    9.950+          150,000
          125    Northeast Optic Network
                   Incorporated................         08/15/08                   12.750           122,500
          250    Pathnet Incorporated..........         04/15/08                   12.250           175,000
          125    Time Warner Telecom...........         07/15/08                    9.750           130,625
          250    Viatel Incorporated...........         04/15/08                   12.500+          146,250
                                                                                              -------------
                                                                                                  1,967,500
                                                                                              -------------
COMMUNICATIONS-MOBILE--3.68%
          250    Nextel Communications
                   Incorporated................         02/15/08                    9.950+          150,000
          250    Orange PLC....................         08/01/08                    8.000           252,500
                                                                                              -------------
                                                                                                    402,500
                                                                                              -------------
CONSUMER MANUFACTURING--13.27%
          250    AAI Fostergrant
                   Incorporated................         07/15/06                   10.750           222,500
          125    Cluett American Corporation...         05/15/08                   10.125           118,125
          250    Decora Industries
                   Incorporated................         05/01/05                   11.000           225,000
          125    J. Crew Operating
                   Corporation.................         10/15/07                   10.375           106,250
          250    Phillips Van-Heusen
                   Corporation.................         05/01/08                    9.500           250,000
          250    Protection One
                   Incorporated**..............         01/15/09                    8.125           250,625
          275    Westpoint Stevens
                   Incorporated................         06/15/08                    7.875           278,438
                                                                                              -------------
                                                                                                  1,450,938
                                                                                              -------------
ENERGY--4.37%
          250    GulfMark Offshore
                   Incorporated................         06/01/08                    8.750           227,500

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
    (000)                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------

CORPORATE BONDS (CONTINUED)
ENERGY (CONCLUDED)

  $       250    R&B Falcon Corporation**......         12/15/08                    9.500%    $     250,000
                                                                                              -------------
                                                                                                    477,500
                                                                                              -------------
FINANCE--1.90%
          250    Signet Capital Trust I........         08/15/27                    9.500           207,500
                                                                                              -------------
FOOD & BEVERAGE--1.14%
          125    Packaged Ice Incorporated.....         02/01/05                    9.750           125,000
                                                                                              -------------
GAMING--1.17%
          125    Circus Circus Enterprises
                   Incorporated................         12/01/05                    9.250           127,500
                                                                                              -------------
GENERAL INDUSTRIAL--9.87%
          250    Allied Waste Industries
                   Incorporated**..............         01/01/06                    7.625           251,875
          250    Coltec Industries
                   Incorporated................         04/15/08                    7.500           265,000
          125    Goss Graphic Systems
                   Incorporated................         10/15/06                   12.000            68,750
          125    Jordan Telecommunication
                   Products....................         08/01/07                    9.875           125,000
          250    Premier Graphics
                   Incorporated**..............         12/01/05                   11.500           248,750
          125    Roller Bearing Company of
                   America Incorporated........         06/15/07                    9.625           120,000
                                                                                              -------------
                                                                                                  1,079,375
                                                                                              -------------
HEALTHCARE--4.58%
          125    Fresenius Medical Care Capital
                   Trust.......................         02/01/08                    7.875           123,750
          125    InSight Health Services
                   Corporation.................         06/15/08                    9.625           121,250
          250    Tenet Healthcare
                   Corporation**...............         12/01/08                    8.125           256,250
                                                                                              -------------
                                                                                                    501,250
                                                                                              -------------
HOTELS & LODGING--2.57%
          175    HMH Properties Incorporated...         12/01/08                    8.450           175,000
          125    Silverleaf Resorts
                   Incorporated................         04/01/08                   10.500           106,250
                                                                                              -------------
                                                                                                    281,250
                                                                                              -------------
MEDIA--2.26%
          250    Fox Family Worldwide
                   Incorporated................         11/01/07                    9.250           247,500
                                                                                              -------------
REAL ESTATE--4.57%
          250    D.R. Horton Incorporated......         06/15/04                    8.375           250,000
          250    Forest City Enterprise
                   Incorporated................         03/15/08                    8.500           250,000
                                                                                              -------------
                                                                                                    500,000
                                                                                              -------------
RESTAURANTS--2.06%
          250    American Restaurant Group
                   Incorporated................         02/15/03                   11.500           225,000
                                                                                              -------------
RETAIL--2.24%
          250    Tuesday Morning Corporation...         12/15/07                   11.000           245,000
                                                                                              -------------

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
    (000)                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------

CORPORATE BONDS (CONCLUDED)

SUPERMARKETS & DRUGSTORES--1.19%
  $       125    The Pantry Incorporated.......         10/15/07                   10.250%    $     130,000
                                                                                              -------------
TECHNOLOGY--4.62%
          125    Fairchild Semiconductor
                   Corporation.................         03/15/07                   10.125           125,000
          250    PSINet Incorporated...........         02/15/05                   10.000           245,000
          125    Verio Incorporated............         06/15/04                   13.500           135,000
                                                                                              -------------
                                                                                                    505,000
                                                                                              -------------
TRANSPORTATION NON-AIR--8.70%
          250    American Reefer Company
                   Limited.....................         03/01/08                   10.250           157,500
          125    Atlantic Express
                   Transportation
                   Corporation.................         02/01/04                   10.750           126,250
          215    Eletson Holdings
                   Incorporated................         11/15/03                    9.250           203,175
          250    HDA Parts Systems
                   Incorporated**..............         08/01/05                   12.000           225,000
          250    Stena AB......................         06/15/07                    8.750           239,375
                                                                                              -------------
                                                                                                    951,300
                                                                                              -------------
UTILITIES--2.43%
          250    CalEnergy Company
                   Incorporated................         09/15/08                    7.520           265,312
                                                                                              -------------
Total Corporate Bonds (cost--$10,350,363)......                                                  10,663,175
                                                                                              -------------
CONVERTIBLE BONDS--1.12%
GAMING--1.12%
          125    Argosy Gaming Corporation
                   (cost--$113,284)............         06/01/01                   12.000           122,969
                                                                                              -------------

  NUMBER OF
  WARRANTS
-------------
WARRANTS(A)--0.00%
CABLE--0.00%
        1,000    @Entertainment Incorporated
                   (cost--$10).................                                                          10
                                                                                              -------------

  PRINCIPAL
   AMOUNT
    (000)
-------------
REPURCHASE AGREEMENT--1.33%
  $       145    Repurchase agreement dated
                   12/31/98 with State Street
                   Bank and Trust Company,
                   collateralized by $143,367
                   U.S. Treasury Notes, 6.000%,
                   due 08/15/99
                   (value--$148,026); proceeds:
                   $145,064 (cost--$145,000)...         01/04/99                    4.000           145,000
                                                                                              -------------
Total Investments
  (cost--$10,608,657)--99.98%..................                                                  10,931,154
Other assets in excess of liabilities--0.02%...                                                       1,692
                                                                                              -------------
Net Assets--100.00%............................                                               $  10,932,846
                                                                                              -------------
                                                                                              -------------

-----------------

+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing security

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1998

ASSETS
Investments, at value (cost--$10,608,657).............................................................  $10,931,154
Cash..................................................................................................        2,755
Interest receivable...................................................................................      205,675
Other assets..........................................................................................          229
                                                                                                        -----------
Total assets..........................................................................................   11,139,813
                                                                                                        -----------

LIABILITIES
Dividends payable.....................................................................................      193,551
Payable to investment adviser and administrator.......................................................        4,677
Accrued expenses and other liabilities................................................................        8,739
                                                                                                        -----------
Total liabilities.....................................................................................      206,967
                                                                                                        -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--881,780; (unlimited amount authorized)....   10,610,568
Distributions in excess of net investment income......................................................          (93)
Distributions in excess of net realized gain from investment transactions.............................         (126)
Net unrealized appreciation of investments............................................................      322,497
                                                                                                        -----------
Net assets............................................................................................  $10,932,846
                                                                                                        -----------
                                                                                                        -----------
Net asset value, offering price and redemption value per share........................................       $12.40
                                                                                                        -----------
                                                                                                        -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                  FOR THE PERIOD
                                                                                                               SEPTEMBER 28, 1998+
                                                                                                                     THROUGH
                                                                                                                DECEMBER 31, 1998
                                                                                                               --------------------

INVESTMENT INCOME:
Interest.....................................................................................................      $    202,088
                                                                                                                     ----------

EXPENSES:
Investment advisory and administration.......................................................................            12,017
Legal and audit..............................................................................................             8,664
Trustees' fees...............................................................................................             3,750
Custody and accounting.......................................................................................             1,442
Reports and notices to shareholders..........................................................................             1,253
Transfer agency fees and related service expenses............................................................               500
Other expenses...............................................................................................             1,726
                                                                                                                     ----------
                                                                                                                         29,352
                                                                                                                     ----------
Net investment income........................................................................................           172,736
                                                                                                                     ----------

REALIZED AND UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investments..........................................................................            20,596
Net change in unrealized appreciation/depreciation of investments............................................           322,497
                                                                                                                     ----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS...............................................           343,093
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................................      $    515,829
                                                                                                                     ----------
                                                                                                                     ----------

---------------

+ Commencement of operations

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                  FOR THE PERIOD
                                                                                                                SEPTEMBER 28, 1998+
                                                                                                                      THROUGH
                                                                                                                 DECEMBER 31, 1998
                                                                                                                -------------------
FROM OPERATIONS:
Net investment income.........................................................................................     $     172,736
Net realized gain from investments............................................................................            20,596
Net change in unrealized appreciation/depreciation of investments.............................................           322,497
                                                                                                                -------------------
Net increase in net assets resulting from operations..........................................................           515,829
                                                                                                                -------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................................................................          (172,829)
Net realized gains from investment transactions...............................................................           (20,722)
                                                                                                                -------------------
Total dividends and distributions to shareholders.............................................................          (193,551)
                                                                                                                -------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares..........................................................................        10,610,658
Cost of shares repurchased....................................................................................               (90)
                                                                                                                -------------------
Net increase in net assets from beneficial interest transactions..............................................        10,610,568
                                                                                                                -------------------
Net increase in net assets....................................................................................        10,932,846

NET ASSETS:
Beginning of period...........................................................................................          --
                                                                                                                -------------------
End of period.................................................................................................     $  10,932,846
                                                                                                                -------------------
                                                                                                                -------------------

-------------

+ Commencement of operations

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--High Income (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund") which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts which fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them in a pro rated basis. Prior to the commencement of operations on September 28, 1998, the Portfolio had no activity other than the sale of one share for a total amount of $12 to Mitchell Hutchins Asset Management, Inc. ("Mitchell Hutchins") a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last available bid price prior to the time of valuation. When market quotations are unavailable, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the period September 28, 1998 (commencement of operations) through December 31, 1998, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

  At December 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)................   $ 409,559
Gross depreciation (investments having an excess of cost over value)................     (87,062)
                                                                                      -----------
Net unrealized appreciation of investments..........................................   $ 322,497
                                                                                      -----------
                                                                                      -----------

  For the period September 28, 1998 through December 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $11,833,773 and $1,423,062, respectively.

NOTES TO FINANCIAL STATEMENTS

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                          FOR THE PERIOD
                                          SEPTEMBER 28,
                                              1998+
                                             THROUGH
                                           DECEMBER 31,
                                               1998
                                          --------------
Shares sold.............................        881,787
Shares redeemed.........................             (7)
                                                -------
Net increase............................        881,780
                                                -------
                                                -------

---------------
+ Commencement of operations

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

                                                      FOR THE PERIOD
                                                       SEPTEMBER 28,
                                                           1998+
                                                          THROUGH
                                                       DECEMBER 31,
                                                           1998
                                                      ---------------
Net asset value, beginning of period..............          $  12.00
                                                             -------
Net investment income.............................              0.20
Net realized and unrealized gain from
 investments......................................              0.42
                                                             -------
Net increase from investment operations...........              0.62
                                                             -------
Dividends from net investment income..............             (0.20)
Distributions from net realized gains from
 investments......................................             (0.02)
                                                             -------
Total dividends and distributions.................             (0.22)
                                                             -------
Net asset value, end of period....................          $  12.40
                                                             -------
                                                             -------
Total investment return (1).......................              5.16%
                                                             -------
                                                             -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................          $ 10,933
Expenses to average net assets....................              1.20%*
Net investment income to average net assets.......              7.04%*
Portfolio turnover rate...........................                21%

-----------------

+  Commencement of operations

*  Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return has not been annualized.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--High Income Portfolio

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust -- High Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust) (the "Fund") as of December 31, 1998 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 28, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust -- High Income Portfolio at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period September 28, 1998 through December 31, 1998, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
February 11, 1999

ANNUAL REPORT

MITCHELL
HUTCHINS SERIES
TRUST

HIGH INCOME
PORTFOLIO

DECEMBER 31, 1998


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